CENTURY CAPITAL MANAGEMENT TRUST

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint Alexander L. Thorndike and Davis R. Fulkerson and, and each of them acting alone, as his true and lawful attorney and agent, with full powers of substitution or re-substitution, to do any and all acts and things and to execute any and all instruments, in his name and in the capacities indicated below, which said attorney and agent may deem necessary or advisable or which may be required to enable Century Capital Management Trust (the “Registrant”) to comply with the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of the Registrant each such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and/or the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

/s/ William Gray
William Gray, Trustee

Dated:           September 21, 2010

CENTURY CAPITAL MANAGEMENT TRUST

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint Alexander L. Thorndike and Davis R. Fulkerson and, and each of them acting alone, as his true and lawful attorney and agent, with full powers of substitution or re-substitution, to do any and all acts and things and to execute any and all instruments, in his name and in the capacities indicated below, which said attorney and agent may deem necessary or advisable or which may be required to enable Century Capital Management Trust (the “Registrant”) to comply with the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of the Registrant each such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and/or the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

/s/ Stephen W. Kidder
Stephen W. Kidder, Trustee

Dated:           September 21, 2010

CENTURY CAPITAL MANAGEMENT TRUST

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint Alexander L. Thorndike and Davis R. Fulkerson and, and each of them acting alone, as his true and lawful attorney and agent, with full powers of substitution or re-substitution, to do any and all acts and things and to execute any and all instruments, in his name and in the capacities indicated below, which said attorney and agent may deem necessary or advisable or which may be required to enable Century Capital Management Trust (the “Registrant”) to comply with the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of the Registrant each such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and/or the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

/s/ Jerrold Mitchell
Jerrold Mitchell, Trustee

Dated:           September 21, 2010

CENTURY CAPITAL MANAGEMENT TRUST

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint Alexander L. Thorndike and Davis R. Fulkerson and, and each of them acting alone, as his true and lawful attorney and agent, with full powers of substitution or re-substitution, to do any and all acts and things and to execute any and all instruments, in his name and in the capacities indicated below, which said attorney and agent may deem necessary or advisable or which may be required to enable Century Capital Management Trust (the “Registrant”) to comply with the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of the Registrant each such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and/or the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

/s/ Jerry S. Rosenbloom
Jerry S. Rosenbloom, Trustee

Dated:           September 21, 2010

CENTURY CAPITAL MANAGEMENT TRUST

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint Alexander L. Thorndike and Davis R. Fulkerson and, and each of them acting alone, as his true and lawful attorney and agent, with full powers of substitution or re-substitution, to do any and all acts and things and to execute any and all instruments, in his name and in the capacities indicated below, which said attorney and agent may deem necessary or advisable or which may be required to enable Century Capital Management Trust (the “Registrant”) to comply with the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of the Registrant each such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and/or the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

/s/ David D. Tripple
David D. Tripple, Trustee

Dated:           September 21, 2010

CENTURY CAPITAL MANAGEMENT TRUST

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint Alexander L. Thorndike as his true and lawful attorney and agent, with full powers of substitution or re-substitution, to do any and all acts and things and to execute any and all instruments, in his name and in the capacities indicated below, which said attorney and agent may deem necessary or advisable or which may be required to enable Century Capital Management Trust (the “Registrant”) to comply with the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of the Registrant each such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and/or the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

/s/ Davis R. Fulkerson
Davis R. Fulkerson, Trustee

Dated:           September 21, 2010

CENTURY CAPITAL MANAGEMENT TRUST

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint Alexander L. Thorndike and Davis R. Fulkerson and, and each of them acting alone, as her true and lawful attorney and agent, with full powers of substitution or re-substitution, to do any and all acts and things and to execute any and all instruments, in her name and in the capacities indicated below, which said attorney and agent may deem necessary or advisable or which may be required to enable Century Capital Management Trust (the “Registrant”) to comply with the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of the Registrant each such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and/or the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

/s/ Laura A. Johnson
Laura A. Johnson, Trustee

Dated:           September 21, 2010

CENTURY CAPITAL MANAGEMENT TRUST

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint Alexander L. Thorndike and Davis R. Fulkerson and, and each of them acting alone, as her true and lawful attorney and agent, with full powers of substitution or re-substitution, to do any and all acts and things and to execute any and all instruments, in her name and in the capacities indicated below, which said attorney and agent may deem necessary or advisable or which may be required to enable Century Capital Management Trust (the “Registrant”) to comply with the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of the Registrant each such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and/or the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

/s/ Ellen M. Zane
Ellen M. Zane, Trustee

Dated:           September 21, 2010